                                                                   EXHIBIT 10.26


                    CONSENT, RATIFICATION AND CONFIRMATION
                    --------------------------------------


     This CONSENT, RATIFICATION AND CONFIRMATION (this "Ratification") is made
                                                        ------------
as of the 2nd day of August, 1999 by each of the undersigned (collectively, the "Companies"; individually, a "Company"), for the benefit of each of the banks or
 ---------                    -------
other lending institutions which is or may from time to time become a signatory to the Credit Agreement (as defined herein) or any successor or permitted assignee thereof (each a "Bank" and, collectively, the "Banks"), THE FIRST
                          ----                          -----
NATIONAL BANK OF CHICAGO, as syndication agent (the "Syndication Agent"),
                                                     -----------------
NATIONAL CITY BANK, as documentation agent (the "Documentation Agent"), CHASE
                                                 -------------------
BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), as administrative agent for the Banks, as issuer of Letters of Credit (as defined in the Credit Agreement) and as the swing line lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and The Chase Manhattan Bank, as alternate currency
---------------------
agent (in such capacity, together with its successors in such capacity, the "Alternate Currency Agent").
-------------------------

                               R E C I T A L S:
                               ---------------

     WHEREAS, CellStar Corporation, a Delaware corporation (the "Borrower"), the
                                                                 --------
Banks, The First National Bank of Chicago and National City Bank, as co-agents, and Administrative Agent previously entered into that certain Credit Agreement dated as of October 15, 1997 (as the same has been amended, supplemented or modified from time to time, the "Credit Agreement");
                                 ----------------

     WHEREAS, in connection with the Credit Agreement, each Company executed and delivered to the Administrative Agent and the Banks certain agreements, documents and instruments more specifically described on Schedule A attached
                                                         ----------
hereto (the "Existing Loan Documents");
             -----------------------

     WHEREAS, the Borrower has requested that the Syndication Agent, the Documentation Agent, the Banks, the Administrative Agent and the Alternate Currency Agent enter into that certain Amended and Restated Credit Agreement dated as of August 2, 1999 (the "New Credit Agreement"), in amendment and
                                 --------------------
restatement of the Credit Agreement; and

     WHEREAS, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent have conditioned their acceptance of their respective obligations under the New Credit Agreement and related documents on the execution of this Ratification by each Company;

     NOW, THEREFORE, for and in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged and confessed, each Company agrees as follows:

                             A G R E E M E N T S:
                             -------------------

     1. Capitalized times used but not otherwise defined herein shall have the meanings assigned to such terms in the New Credit Agreement.

     2. Each Company (a) consents and agrees to the terms of the New Credit Agreement, (b) affirms that nothing contained in the New Credit Agreement shall affect or impair in any respect whatsoever its obligations under the Existing Loan Documents, and (c) agrees that the Existing Loan Documents remain in full force and effect and shall continue to be the legal, valid and binding obligations of the respective Companies, enforceable against the respective Companies in accordance with their respective terms.

     3. Each Company hereby acknowledges and agrees, and the Existing Loan Documents are hereby amended as follows:

          (a) Each reference in the Existing Loan Documents to the Credit Agreement shall mean the New Credit Agreement.

          (b) Each reference in the Existing Loan Documents to the "Obligations," as defined in the Credit Agreement, shall mean the "Obligations" as defined in the New Credit Agreement.

          (c) Each reference in the Existing Loan Documents to the "Notes" shall mean the Notes executed pursuant to the New Credit Agreement and all renewals, extensions and modifications thereof.

          (d) Each reference in the Existing Loan Documents (i) to "The First National Bank of Chicago and National City Bank, as co-agents" shall mean "The First National Bank of Chicago, as Syndication Agent, National City Bank, as Documentation Agent, and The Chase Manhattan Bank, as Alternate Currency Agent," (ii) to "the Co-Agents" shall mean "the Syndication Agent, the Documentation Agent and the Alternate Currency Agent," and (iii) to "any Co-Agent" shall mean "the Syndication Agent, the Documentation Agent, or the Alternate Currency Agent."

          (e) Each reference in the Existing Loan Documents to "Texas Commerce Bank National Association" shall mean "Chase Bank of Texas, National Association."

          (f) Each Company acknowledges and agrees that the liens, security interests and assignments created and evidenced by the Existing Loan Documents, as the same have been or may be amended, supplemented, modified or restated, are legal, valid, binding and enforceable liens, security interests and assignments of the respective dignity and priority recited therein and all such liens, security interests and assignments are hereby ratified and shall continue as security for the obligations described therein and secured thereby, including without limitation the indebtedness evidenced by the Notes executed pursuant to the New Credit Agreement.

     4. Each Company hereby acknowledges, agrees, and represents that it has no and there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of any Existing Loan Documents, the obligations secured thereby or the obligations of the Companies thereunder, and to the extent any such claims, offsets, defenses or counterclaims exist, each Company hereby waives, and hereby releases the Administrative Agent, the Syndication Agent, the

Documentation Agent, the Alternate Currency Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of such Company of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5. The representations and warranties of each Company contained in the Existing Loan Documents are true and correct representations of such Company on and as of the date hereof as though made on and as the date hereof.

     6. Each Company represents to the Administrative Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks that such Company is not in default under the terms of any Existing Loan Documents or any other agreement and that no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default under the terms of any Existing Loan Documents. Each Company further represents that it is in compliance in all material respects with all covenants and agreements contained in the Existing Loan Documents.

     7. THIS RATIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     8. This Ratification may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

EXECUTED as of the 2nd day of August, 1999.


                                       COMPANIES:
                                       ---------

                                       CELLSTAR CORPORATION


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       NATIONAL AUTO CENTER, INC.


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       CELLSTAR, LTD.

                                       By:  National Auto Center, Inc.,
                                            its general partner


                                            By:  /s/ RICHARD M. GOZIA
                                               -------------------------------
                                               Name:  Richard M. Gozia
                                                    --------------------------
                                               Title:  President
                                                     -------------------------


                                       CELLSTAR FULFILLMENT, LTD.

                                       By:  CellStar Fulfillment, Inc.,
                                            its general partner


                                            By:  /s/ RICHARD M. GOZIA
                                               -------------------------------
                                               Name:  Richard M. Gozia
                                                    --------------------------
                                               Title:  President
                                                     -------------------------

                                       CELLSTAR WEST, INC.


                                       By: /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       CELLSTAR AIR SERVICES, INC.


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       A & S AIR SERVICE, INC.


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       CELLSTAR INTERNATIONAL CORPORATION/SA


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       AUDIOMEX EXPORT CORP.


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------

                                       CELLSTAR INTERNATIONAL CORPORATION/ASIA


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       CELLSTAR FULFILLMENT, INC.


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       NAC HOLDINGS, INC.


                                       By:  /s/ ELAINE FLUD RODRIGUEZ
                                          ------------------------------------
                                          Name:  Elaine Flud Rodriguez
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       ACC-CELLSTAR, INC.


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       CELLSTAR FINANCO, INC.


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------

                                       CELLSTAR TELECOM, INC.


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       FLORIDA PROPERTIES, INC.


                                       By:  /s/ RICHARD M. GOZIA
                                          ------------------------------------
                                          Name:  Richard M. Gozia
                                               -------------------------------
                                          Title:  President
                                                ------------------------------


                                       CELLSTAR GLOBAL SATELLITE SERVICE, LTD.

                                       By:  National Auto Center, Inc.,
                                            its general partner


                                            By:  /s/ RICHARD M. GOZIA
                                               -------------------------------
                                               Name:  Richard M. Gozia
                                                    --------------------------
                                               Title:  President
                                                     -------------------------

     SCHEDULE A

     Existing Loan Documents
     -----------------------

1. Guaranty dated as of October 15, 1997, executed by National Auto Center, Inc., CellStar, Ltd., CellStar Fulfillment, Ltd., CellStar West, Inc., ACC-CellStar, Inc., CellStar Financo, Inc., CellStar Fulfillment, Inc., NAC Holdings, Inc., CellStar International Corporation/Asia, Audiomex Export Corporation, CellStar International Corporation/SA, CellStar Air Services, Inc., and A & S Air Service, Inc. (collectively, the "Original
                                                           --------
     Guarantors").
     ----------

2. Borrower Security Agreement dated as of October 15, 1997, executed by the Borrower.

3. Guarantor Security Agreement dated as of October 15, 1997, executed by the Original Guarantors.

4.   Pledge Agreement dated as of October 15, 1997, executed by the Borrower.

5. Pledge Agreement dated as of October 15, 1997, executed by National Auto Center, Inc.

6. Pledge Agreement dated as of October 15, 1997, executed by CellStar Air Services, Inc.

7. Pledge Agreement dated as of October 15, 1997, executed by CellStar International Corporation/SA.

8. Pledge Agreement dated as of October 15, 1997, executed by CellStar Fulfillment, Inc.

9.   Pledge Agreement dated as of October 15, 1997, executed by NAC Holdings,
     Inc.

10. Pledge Agreement dated as of October 15, 1997, executed by Audiomex Export Corp.

11. Pledge Agreement dated as of October 15, 1997, executed by CellStar International Corporation/Asia.

12. Security Interest Assignment of Patents dated as of October 15, 1997, executed by CellStar, Ltd., recorded on November 26, 1997 on Reel 8815, Frame 0446 with the United States Patent and Trademark Office.

13. Security Interest Assignment of Copyrights dated as of October 15, 1997, executed by CellStar, Ltd.

14. Security Interest Assignment of Trademarks dated as of October 15, 1997, executed by CellStar, Ltd., recorded on November 26, 1997 on Reel 1659, Frame 0200 with the United States Patent and Trademark Office.

15. Guaranty dated as of July 10, 1998 executed by CellStar Telecom, Inc., Florida Properties, Inc. and CellStar Global Satellite Service, Ltd. (collectively, the "New Guarantors").
                         --------------

16. Contribution and Indemnification Agreement dated as of July 10, 1998 by and among the Borrower, the Original Guarantors and the New Guarantors.

17. Guarantor Security Agreement dated as of July 10, 1998, executed by the New Guarantors.

18.  Pledge Agreement dated as of July 10, 1998, executed by the Borrower.

19.  Pledge Agreement dated as of July 10, 1998, executed by CellStar Telecom,
     Inc.

20.  Pledge Agreement dated as of July 10, 1998, executed by NAC Holdings, Inc.

21. Pledge Agreement dated as of July 10, 1998, executed by National Auto Center, Inc.